Exhibit 99.2

 Second Quarter 2016 Investor PresentationAugust 3, 2016

 This presentation, other written or oral communications and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights and ownership of a servicer; any potential business disruption following the acquisition of Hatteras Financial Corp.; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.Non-GAAP Financial MeasuresThis presentation includes certain non-GAAP financial measures. The non-GAAP financial measures should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.    Safe Harbor Notice

 Overview

Annaly is a Leading Real Estate Finance Company

- ✓ Largest mREIT with a $12 billion equity base, $13 billion pro forma post Hatteras acquisition
- ✓ Permanent capital solution for the redistribution of mortgage-backed securities ("MBS"), residential credit, commercial real estate ("CRE") assets and middle market loans
- ✓ Diversified investment platform built to manage various interest rate and economic environments
- ✓ Conservative leverage profile with a variety of potential financing sources for each investment class

Business Profile

Sector	Assets ($bn)	Capital[1] ($bn)	Sector Rank[2]
Agency[3]	$78.2	$9.1	#1
Commercial Real Estate[3]	$2.5	$1.4	#4
Residential Credit	$1.7	$0.7	#9
Middle Market Lending (MML)	$0.7	$0.7	#16

Over $14bn Dividends Paid Since Inception



Dividends Paid ($bn)
$16
$14
$12
$10
$8
$6
$4
$2
$0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Prior Cumulative Dividends Paid
Dividends Paid During Year

Performance Track Record



Total Shareholder Return
700%
600%
500%
400%
300%
200%
100%
0%
-100%
1997
1999
2001
2003
2005
2007
2008
2010
2012
2014
2016
678%
217%
NLY
S&P 500

Source: SNL Financial, Company filings. Financial data as of Q2 2016, market data as of July 29, 2016.

(1) Dedicated capital excludes non-portfolio related activity and may differ from total stockholders' equity.

(2) Sector ranking compares Annaly dedicated capital in each of its business strategies (Agency, CRE, Residential Credit and MML) at June 30, 2016, adjusted for the relevant sector average price to book multiple, to the market capitalization of the companies in each respective sector as of July 29, 2016. Comparative sectors include the Bloomberg mREIT Index for Agency, CRE and Residential Credit and the S&P BDC Index for MML.

(3) Agency assets include TBA purchase contracts (market value). Commercial Real Estate assets are exclusive of consolidated variable interest entities ("VIEs") associated with B Piece commercial mortgage-backed securities.

4

 Diversified Business Model: $3 Trillion Total Market Opportunity  Annaly is positioned as a permanent capital solution for the redistribution of MBS, residential credit, commercial real estate assets and corporate loans  Corporate Loan Maturities  Source: Fannie Mae, Freddie Mac, JPMorgan, Federal Reserve Flow of Funds Report, Trepp, Goldman Sachs, Leveraged Commentary & Data (“LCD”) and Mortgage Bankers Association (“MBA”). Analytics provided by The YieldBook Software. Note: $3 trillion opportunity represents the sum of estimated Fed and GSE runoff, CRE maturities and institutional loan maturities from 2016 to 2020. Excludes new CRE originations.Retained portfolios include both MBS and unsecuritized loans and represent 15% annual declines from 2015YE target of $719bn (10% below originally agreed upon target in Senior Preferred Stock Purchase Agreement).Current Fed holdings as of July 21, 2016. Future Fed holdings and runoff are projected assuming reinvestments continue until July 31, 2018 using forward interest rates.CMBS Data from RSS as of March 31, 2016.Mortgage Bankers Originations from MBA Commercial/Multifamily Real Estate Forecast from February 1, 2016.  N drive:\\nyprodfs02\fidac\Capital Markets\Marketing\Presentations\Backup\GSE Run Off - Fed Run Off.xlsx  CRE Maturities & New Originations(3)  CRE Maturities $1.8tn  New Originations(4) $1.9tn  Loan Maturities $357bn  GSE (1) / Federal Reserve (2)  GSE (1) / Federal Reserve (2)  Fed/GSE Run Off(1)$789bn

Sum-of-the-Parts Capital Diversification

Balancing the liquidity of the Agency strategy with the durability of multiple credit strategies

	Agency	Commercial Real Estate	Residential Credit	Middle Market Lending
Assets[1]	$78.2bn	$2.5bn	$1.7bn	$0.7bn
Dedicated Capital[2]	$9.1bn	$1.4bn	$0.7bn	$0.7bn
Sector Rank[3]	#1	#4	#9	#16
% of Total Capital	76%	12% [4]	6%	6%
Liquidity	Very Liquid	Low to Moderate	Liquid	Moderate
Income Stability	Fluctuates	Fairly Stable	Fluctuates	Fairly Stable
Book Value Impact	Higher	Low to Moderate	Higher	Low
Benefits & Considerations	▪ Scalable ▪ Deep, liquid market ▪ FHLB as supplemental funding ▪ Repo costs ▪ Financing capacity with RCap	▪ Fairly stable EPS & Book Value profile ▪ Favorable market valuation ▪ Longer lead time	▪ Low correlation profile to Agency book ▪ Helps better manage interest rate cycles ▪ Positive housing fundamentals	▪ View into real economy ▪ Fairly stable profile ▪ Idiosyncratic risk ▪ High carry, floating rate assets

Note: Market Data as of July 29, 2016. Quarterly data as of June 30, 2016.
(1) Agency assets include TBA purchase contracts (market value). Commercial Real Estate assets are exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed securities.
(2) Dedicated capital excludes non-portfolio related activity and may differ from total stockholders' equity.
(3) Sector ranking compares Annaly dedicated capital in each of its business strategies (Agency, CRE, Residential Credit and MML) at June 30, 2016, adjusted for the relevant sector average price to book multiple, to the market capitalization of the companies in each respective sector as of July 29, 2016. Comparative sectors include the Bloomberg mREIT Index for Agency, CRE and Residential Credit and the S&P BDC Index for MML.
(4) Includes loans held for sale.

6

Significant Financing Advantages

Annaly has a variety of potential financing sources for each asset class in which the Company invests

	Agency	Commercial Real Estate	Residential Credit	Middle Market Lending
Potential Financing Source	☑ Repo ☑ RCap Securities ☑ FHLB	☑ Securitization ☑ Credit Facilities ☑ 1st Mortgages ☑ Note Sales ☑ FHLB	☑ Repo ☑ FHLB ❑ Securitization	☑ Credit Facilities ❑ CLO
Target Leverage	6.0x - 8.0x	2.0x – 3.0x	2.0x – 3.0x	0.5x – 1.5x
Commentary	▪ Maintain significant funding capacity with RCap Securities and the Street ▪ 5 year sunset(1) for FHLB funding provides competitive advantage	▪ Able to attain non-recourse leverage via securitization market for certain asset classes ▪ Credit facilities provide term leverage ▪ Note sales expand liquidity scope for institutional lending ▪ FHLB funding for certain asset classes remains attractive	▪ Significant appetite across the Street to fund Resi Credit collateral ▪ FHLB funding for certain asset classes remains attractive	▪ Portfolio generates attractive risk-adjusted yields on an unlevered basis ▪ Significant capacity exists for bank funding

Note: Potential financing sources and target leverage represent the current views of Annaly's management with respect to financing. Check mark indicates that Annaly currently uses this form of financing.
(1) 5 year sunset reflects an FHLB membership termination date of February 2021.

7

Annaly is an Industry Leading, Liquid Alternative Asset Manager

Size and Liquidity	▪ 15x Size of Median mREIT
Diversification	▪ Four Distinct Operating Businesses Intended to Produce More Stable Earnings and Book Value
Stability	▪ Core EPS 66% Less Volatile than the Agency mREIT Average over the Last 8 Quarters (1)
Low Leverage/ Access to Funding	▪ Robust Menu of Financing Sources across Asset Classes
Operating Efficiency	▪ Expense Levels as a Percentage of Equity and Assets are 51% and 66% Lower than mREIT Sector Average (2)
Consolidator	▪ Recent Hatteras ("HTS") Acquisition Demonstrates External Growth and Ability to be Opportunistic
Valuation	▪ Valuation More Attractive than Other Yield Sectors Given Favorable Performance, Yield and Leverage Profile
Employee Stock Ownership	▪ Significant Management Share Purchases; Unique Employee Stock Ownership Guidelines
Prominent Institutional Sponsorship	▪ Investor Base Includes Leading Equity and Bond Fund Managers
Track Record	▪ Outperformed S&P 500 by More than 3x and mREIT Sector by More than 5x since NLY's Inception (3)

Source: Bloomberg and company filings. Market data as of July 29, 2016. Quarterly peer financial data as of March 31, 2016. All peer comparisons represent NLY vs. the Bloomberg mREIT index unless otherwise noted.

(1) Definition of core earnings per share, which is a non-GAAP measure, can vary by Agency mREIT. Volatility based on range of quarterly core EPS reported from Q2 2014 to Q1 2016. Agency mREIT peers include AGNC, HTS, ARR, ANH, CMO, CYS.

(2) Represents average expense levels from 2012 to Q1 2016 annualized as a percentage of average equity and average assets versus mREIT sector.

(3) Represents weekly total return of Annaly against the Bloomberg mREIT Index (BBREMTG) and the S&P 500 from inception (October 10, 1997) through July 29, 2016.

8

 Comparative Performance and Valuation Update

 Annaly vs. Other Yield Investments – Performance   Note: Market data from December 31, 2013 to July 29, 2016.Source: Bloomberg. mREITs represents the Bloomberg mREIT Index. Utilities represents the Russell 3000 Utilities Index. MLPs represents the Alerian MLP Index. Asset Managers represents the S&P 500 Asset Management and Custody Bank Index. Banks represents the KBW Bank Index.   Annaly’s current investment team has outperformed all other yield options since 2014  N:\Capital Markets\Marketing\Internal\OpCo Offsite\June 2016\Excel\VIX and Yield Sectors vs NLY TR (AM Index) Since 2014.xlsx  46.8%  41.6%  26.3%  (18.5%)  3.6%  (0.6%)  24.1%

Annaly vs. Other Yield Investments – Valuation

Annaly pays a superior dividend yield with a more conservative valuation compared to other income-oriented sectors


MORTGAGE




BANK

	ANNALY	mREITs	Utilities	MLPs	Asset Managers	Banks
Average Market Cap ($bn)	$11.1	$1.5	$12.2	$6.3	$22.2	$48.1
Dividend Yield	10.9%	10.8%	3.5%	7.2%	2.6%	2.3%
Price / Book	0.95x	0.98x	2.36x	1.83x	1.90x	0.96x
Leverage	6.1x	4.3x	5.7x	3.1x	8.8x	10.1x
ADTV ($mm)	$114.8	$13.5	$18.1	$5.5	$38.5	$79.6
Total Return(1)	46.8%	26.3%	41.6%	(18.5%)	(0.6%)	3.6%

Source: Bloomberg, Company filings and SNL Financial. mREITs represents the Bloomberg Mortgage REIT Index. Utilities represents the Russell 3000 Utilities Index. MLPs represents the Alerian MLP Index. Asset Managers represents the S&P 500 Asset Management and Custody Bank Index. Banks represent the KBW Bank Index.
Note: Market data as of July 29, 2016. Quarterly data as of June 30, 2016 or MRQ available. Leverage for other yield investments (excluding mREITs) represents financial leverage defined as average assets over average equity per Bloomberg. ADTV represents 3-month average daily trading volume per Bloomberg.
(1) Total Return since December 31, 2013 per Bloomberg.

11

 \\nyprodfs02\fidac\Capital Markets\Marketing\Presentations\Roadshow\June 2016\VIX Analysis.xlsx  Recession  Annaly Has Outperformed in Periods of Heightened Volatility…  Source: Bloomberg. Weekly data from October 10, 1997 until July 29, 2016.Note: S&P represents the SPX Index.          Brexit  Financial Crisis  Greek Debt Crisis    China Stock Market Turbulence

...Providing Investors with a Consistent Liquidity Profile

Annaly has historically served as a more liquid investment vehicle compared to traditional peer groups and other yield oriented sectors



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Liquidity as % of Market Cap
2001 Recession
2007 - 2009 Financial Crisis
2009 - 2012 Greek Debt Crisis
2015 China Stock Market Turbulence
2016 Brexit
Annaly
MREITs
Utilities
MLPs
Asset Managers
Banks

Source: Bloomberg.

(1) 'Liquidity' denotes average daily $ value traded as a % of market cap.

Note: mREITs represents the Bloomberg Mortgage REIT Index. Utilities represents the Russell 3000 Utilities Index. MLPs represents the Alerian MLP Index. Asset Managers represents the S&P 500 Asset Management and Custody Bank Index. Banks represents KBW Bank Index. With the exception of mREITs, analysis represents companies with market capitalization between $5-$15 bn within their respective indices.

13

 Q2 2016 Business Update

Progress on Our Strategy in 2016

External Growth	▪ On July 12, 2016 Annaly completed its acquisition of Hatteras Financial Corp. for approximately $1.5 billion ▪ Represents largest mREIT acquisition in history ▪ Added complementary assets to Annaly's existing investment portfolio
Portfolio Strategy	▪ Diversified Agency portfolio via Hatteras acquisition, resulting in the addition of $11 billion ARMs ▪ Hatteras acquisition expands product suite to include residential whole loans and MSRs ▪ Equity allocated to credit assets of $2.8 billion representing 24% of total capital as of June 30, 2016 – Growth of over 70% since June 30, 2015
Financing Strategy	▪ Increased FHLB borrowings to $3.6 billion with a weighted average maturity of over four years ▪ Increased capacity under existing credit facility for Annaly Commercial Real Estate Group ▪ Obtained $300 million credit facility for Middle Market Lending business

15

 Performance Highlights and Trends    Unaudited, dollars in thousands except per share amounts  *Represents a non-GAAP measure.Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and financial instruments measured at fair value through earnings, net gains and losses on trading assets, impairment losses, net income (loss) attributable to non-controlling interest, the premium amortization adjustment resulting from the quarter-over-quarter change in estimated long-term CPR, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of dollar roll income (a component of Net gains (losses) on trading assets).Includes non-Agency securities and credit risk transfer securities.Includes consolidated VIEs and loans held for sale.Represents repurchase agreements, other secured financing, securitized debt of consolidated VIEs, participation sold and mortgages payable.Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing and Convertible Senior Notes. Securitized debt, participation sold and mortgages payable are non-recourse to the Company and are excluded from this measure.Represents credit risk transfer securities, non-Agency mortgage-backed securities, commercial real estate debt investments and preferred equity investments, loans held for sale, investments in commercial real estate and corporate debt, net of financing.

 Annaly Operating Performance  Note: SNL Financial, Bloomberg, Company Filings. *Represents a non-GAAP measure, see appendix.2016 YTD total return shown as of July 29, 2016. Reflects annualized core return on average equity.    2014 – 2016 YTD(1)    13.1%    2.6%    6.9%     2.3%    (4.0%)     2.3%    4.0%    7.2%    (1.1%)    (2.1%)    (8.8%)    1.7%    10.6%    (6.7%)    (1.9%)    5.9%    12.6%    (5.1%)    46.8%    13.8%  Total Return   S&P Financials    10.9%    2.1%

Macro Economic & Interest Rate Market Outlook

Geopolitical risks and record monetary accommodation pushed U.S. yields to record lows

Heightened Uncertainty Means Hesitant Central Banks

- Increased geopolitical risks threaten economic growth
- U.S. election, UK exit vote, terrorism, domestic social tensions, and rise in nationalism add uncertainty to weak potential and actual growth
- Lack of fiscal response to slowing growth leads to continued heavy reliance on central bank policies - market has priced out the Fed's next hike until next year

Foreign Demand Led to Further Rate Rally

- Continued bid for U.S. rates products – which remain attractive amid negative yields abroad – driving 2-year and 10-year Treasury rates to decline 14 and 30 bps in Q2, respectively
- Continued flattening of yield curve caused by strong demand for duration as evidenced by negative term premia

Uncertainty Lowers Yields(1)



2-year Treasury yield (%)
6%
5%
4%
3%
2%
1%
0%
Current
0
50
100
150
200
250
300
US Economic Policy Uncertainty Index, 100=Normal

U.S. Debt Represents More than Half of Positive Yielding G3 Debt(2)



US
100.0
100.0
Share of Positive Yielding Bonds
Japan
94.4
18.3
Year Ago
Current
Euro-zone
82.5
52.2
Positive Yields
Negative Yields
0
2
4
6
8
10
Market Value of Govt. Debt, USD trillion

Source: Bloomberg, Annaly Capital Management calculations.

(1) Dots represent monthly reading of US Economic Policy Uncertainty Index (Jan 2003 – Jun 2016) compared to month-end 2-year Treasury yield.

(2) Figures represent USD market value of government debt with maturities of greater than 1 year as tracked by the Bloomberg Japan Sovereign Bond Index, the Bloomberg Eurozone Sovereign Bond Index, and the Treasury share of the Bloomberg US Government Bond Index. Current = July 1, 2016, Year ago = July 1, 2015. According to Fitch calculations, $3.2 trillion of sovereign, non-US debt yielding less than zero at June 30, 2016.

18

Agency MBS Portfolio Update

- As of Q2 2016, the market value of Agency portfolio was approximately $78 billion in assets, inclusive of the TBA position
- Approximately 92% of the portfolio is positioned in securities with prepayment protection
- MBS performed well over the course of Q2 2016 in light of elevated volatility; however, low absolute yield levels have increased prepayment expectations
- Strategy has focused on continued rotation into bonds with durable and stable cash flows

Total Dedicated Capital: $9.1bn

Asset Type[1]



CMOs 1%
IO / IIO 2%
MBS ARM 4%
20yr Fixed PT 8%
15yr Fixed PT 14%
30yr Fixed PT 72%

Pass Through Coupon Type



15 & 20Yr: 24%
>=4.00% 4%
3.5% 5%
<=3.00% 15%
<=3.00% 4%
3.5% 27%
>=4.5% 11%
4.0% 35%
30yr+: 76%

Call Protection[2]



Generic 8%
Seasoned (30+ WALA) 30%
High Quality Specified 43%
Other Specified Pools 19%

Data as of June 30, 2016. Note: Percentages based on fair market value and may not sum to 100% due to rounding.

(1) Asset type is inclusive of TBA contracts.

(2) "High Quality" protection is defined as pools backed by original loan balances of up to $150K, higher LTV pools (CR/CQ), geographic concentrations (NY/PR). "Other Specified Pools" includes $175K loan balance, high LTV pools, FICO < 700.

19

Residential Credit Portfolio Update

- As of Q2 2016, the portfolio grew to just over $1.7 billion in assets and is comprised of the following sectors:
  - **Credit Risk Transfer (CRT):** Expect supply to remain in line with expectations in coming months and pick up modestly in Q4/early 2017 as faster prepayment speeds translate into modest increase in gross issuance
  - **Jumbo "AAA" Securities:** Limited issuance given aggregators preferred funding mechanism of whole loan sales relative to securitization
  - **NPL/RPL Securities:** Yields on these products have tightened significantly year to date, as fundamentals remain strong
  - **Legacy:** Market continues to be supported primarily by both short and long term positive technicals, as well as positive fundamentals

Total Dedicated Capital: $0.7bn

Sector Type


Jumbo 2.0 IO
1%
RPL
4%
NPL
18%
CRT
30%
Alt A
10%
Subprime
13%
Prime
12%
Jumbo 2.0
12%

Coupon Type


ARM
7%
IO
1%
Floating
44%
Fixed
48%

Effective Duration


>5yrs
7%
4 - 5yrs
16%
3 - 4yrs
6%
2 - 3yrs
4%
< 2yrs
67%

Data as of June 30, 2016.
Note: Percentages based on fair market value and may not sum to 100% due to rounding.

20

 Commercial Real Estate Portfolio Update  Data as of June 30, 2016.Note: Percentages based on economic interest and may not sum to 100% due to rounding.Commercial Real Estate assets are exclusive of consolidated variable interest entities (“VIEs”) associated with B Piece commercial mortgage-backed securities.Other includes 24 states, none of which represent more than 5% of total portfolio value.   As of Q2 2016, the commercial real estate portfolio was approximately $2.5 billion in assets(1)The combination of a significant decline in new acquisition activity by sponsors, a volatile marketplace and a cautious stance on credit led us to slow originations in the first half of 2016$365 million of new originations/purchases in first half of 2016Increased financing capacity to $350 million with recent $150 million upsize to existing credit facility$305 million funded under the facility in July 2016Active pipeline with quality opportunities, but will remain disciplined Will only grow with the right risk-adjusted opportunities1.9 billion  Asset Type  Sector Type  Geographic Concentration(2)  Total Dedicated Capital: $1.4bn

Middle Market Lending Portfolio Update

- As of Q2 2016, the middle market lending portfolio grew to approximately $700 million in assets
- A combination of repeat sponsor business, sectors of origination focus and larger hold positions have garnered demonstrably increased new deal flow during the latter half of Q2 2016
- Unlevered portfolio yield increased from 7.8% at the end of Q1 2016 to 8.0% at the end of Q2 2016
- Closed $300 million credit facility in Q2 2016
  - $228 million funded under the facility in July 2016

Total Dedicated Capital: $0.7bn

Lien Position



Unsecured 1%
Second 37%
First 63%

Industry (1)



22%
22%
13%
7%
7%
6%
6%
6%
6%
5%
Misc. Business Serv.
Computer Prgm & Data Processing
Management & Public Relations Serv.
Home Health Care Serv.
Drugs
Offices & Clinics of Doctors
Insurance Agents, Brokers & Serv.
Commercial Fishing
Misc. Health & Allied Serv.
Other

Loan Size(2)



$0mm - $20mm 14%
$20mm - $40mm 37%
$40mm - $60mm 27%
$60mm+ 22%

Data as of June 30, 2016 unless otherwise noted.
Note: Percentages based on principal outstanding and may not sum to 100% due to rounding.
(1) Based on Moody's industry categories.
(2) Breakdown based on aggregate $ amount of individual investments made within the respective loan size buckets. Multiple investment positions with a single obligor shown as one individual investment.

22

 Hatteras Update

   Transaction Overview    Source: SNL Financial, Company Websites, Company Filings and Wells Fargo as of time of announcement.Excludes segment, portfolio or asset sales. Target assets exclude VIE assets.    On April 11, 2016, Annaly Capital Management, Inc. (NLY) announced the acquisition of Hatteras Financial Corp. (HTS) for $1.5 billion in cash and stock11.2% premium to the closing price of HTS common stock ending April 8, 2016Price reflects 0.85x multiple of estimated book value per share at February 29, 2016Proration used to ensure an aggregate consideration of 65% stock/35% cashTransaction closed July 12, 2016, within 3 months of announcement  Management’s Strategic Rationale  Expands and Further Diversifies Annaly’s Investment PortfolioTransaction Expected to be Accretive to Annaly Shareholders Reinforces Annaly’s Stature as Industry Leader Strong Liquidity Position    Closed $1.5 Billion Acquisition of  July 2016    Annaly Acquisition of Hatteras Financial Corp      Announcement of acquisition   [ Replace with Final Transaction terms or Deal Highlights? ]  (2)  Largest Mortgage REIT to Mortgage REIT Transaction Ever, by Deal Value and Target Asset Value  Third Largest Transaction in the Entire REIT Sector Since the Financial Crisis, by Target Asset Value  Third Largest Specialty Finance Transaction Since the Financial Crisis, by Target Asset Value (1)

Annaly Pro Forma Portfolio

Sector	Assets ($bn)	Capital[1] ($bn)
Agency MBS[2]	$93.9	$10.1
Commercial Real Estate[2]	$2.5	$1.4
Residential Credit	$2.1	$1.0
MML	$0.7	$0.7
Total	$99.2	$13.2

Agency

Asset Type[3]


CMOs
1%
IO / MSR / IIO
2%
MBS ARM
15%
20yr Fixed PT
7%
15yr Fixed PT
14%
30yr Fixed PT
62%

Pass Through Coupon Type


15 & 20Yr:
24%
3.5%
5%
>=4.00%
4%
<=3.00%
4%
<=3.00%
15%
>=4.5%
11%
3.5%
27%
4.0%
35%
30yr+:
76%

Hedge Profile		
Category	Notional ($mm)	Wtd. Avg. Years to Maturity
Interest Rate Swaps	$29,582	6.3
2 YR Swap Equiv Eurodollars	15,099	2.0
5 YR Future	1,447	4.4
10 YR Future	656	6.9
Total	$46,784	4.9

Resi Credit

Sector Type


Whole Loans
6%
Jumbo 2.0 IO
1%
RPL
3%
Alt A
8%
NPL
15%
CRT
30%
Subprime
11%
Prime
10%
Jumbo 2.0
16%

Coupon Type


IO
1%
ARM
19%
Floating
42%
Fixed
39%

Data as of June 30, 2016. Note: Percentages based on fair market value. Financial data is unaudited and shown pro forma for Hatteras acquisition.

(1) Dedicated capital excludes non-portfolio related activity and may differ from total stockholders' equity.

(2) Agency assets include TBA purchase contracts (market value). Commercial Real Estate assets are exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed securities.

(3) Asset type is inclusive of TBA contracts.

25

Agency Hybrid Commercial  Source: Bloomberg mREIT Index (BBREMTG Index). Data as of July 29, 2016. Excludes targets of announced acquisitions: AMTG and ZFC.        Annaly’s market capitalization is 15x the median mREIT market cap  Mortgage REIT Industry Landscape   NLY  Market Cap Range  # of Companies  % of Total Market Cap   Greater than $4bn  3  42.2%   $2 - $4bn  6  31.3%   $1 - $2bn  5  12.4%   Less than $1bn  19  14.1%   Total  33  100.0%  Current mREIT Total Market Cap: $54.0bnNLY as % of Total Market Cap: 20.6%

 Appendix: Non-GAAP Reconciliation

 Non-GAAP Reconciliations    Unaudited, dollars in thousands except per share amounts

 Non-GAAP Reconciliations (Cont’d)    Unaudited, dollars in thousands except per share amounts